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                                                                          3/1/90

                          STANDARD FORM OF OFFICE LEASE
                     The Real Estate Board of New York, Inc.

Agreement of Lease, made as of this       day of March 2000, between SILK &
HALPERN REALTY ASSOCIATES, INC., as Agent, with offices at 6 East 45th Street, New York, New York party of the first part, hereinafter referred to as OWNER, and SKYAUCTION.COM, INC., with offices at 501 Madison Avenue, New York, New York party of the second part, hereinafter referred to as TENANT,

Witnesseth: Owner hereby leases to Tenant and Tenant hereby hires from Owner Room 1001 in the building known as 501 Madison Avenue in the Borough of Manhattan, City of New York, for the term of Four (4) Years, Nine and one-half months (or until such term shall sooner cease and expire as hereinafter provided) to commence on the 15th day of March two thousand, and to end on the 31st day of December two thousand four both dates inclusive, at an annual rental rate of set forth in paragraph 37 of Rider attached hereto which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Owner or such other place as Owner may designate, without any set off or deduction whatsoever, except that Tenant shall pay the first monthly installment(s) on the execution hereof (unless this lease be a renewal).

      In the event that, at the commencement of the term of this lease, or thereafter, Tenant shall be in default in the payment of rent to Owner pursuant to the terms of another lease with Owner or with Owner's predecessor in interest, Owner may at Owner's option and without notice to Tenant add the amount of such arrears to any monthly installment of rent payable hereunder and the same shall be payable to Owner as additional rent.

      The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:

Rent Occupancy:

1. Tenant shall pay the rent as above and as hereinafter provided.

2. Tenant shall use and occupy demised premises for general and executive offices and for no other purpose.

Tenant Alterations

3. Tenant shall make no changes in or to the demised premises of any nature without Owner's prior written consent. Subject to the prior written consent of Owner, and to the provisions of this article, Tenant at Tenant's expense, may make alterations, installations, additions or improvements which are non-structural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises by using contractors or mechanics first approved by Owner. Tenant shall, before making any alterations, additions, installations or improvements, at its expense, obtain all permits, approvals and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Owner and Tenant agrees to carry and will cause Tenant's contractors and sub-contractors to carry such workman's compensation, general liability, personal and property damage insurance as Owner may require. If any mechanic's lien is filed against the demised premises, or the building of which the same forms a part, for work claimed to have been done for, or materials furnished to, Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within thirty days thereafter, at Tenant's expense, by filing the bond required by law. All fixtures and all paneling, partitions, railings and like installations, installed in the premises at any time, either by Tenant or by Owner in Tenant's behalf, shall, upon installation, become the property of Owner and shall remain upon and be surrendered with the demised premises unless Owner, by notice to Tenant no later than twenty days prior to the date fixed as the termination of this lease, elects to relinquish Owner's right thereto and to have them removed by Tenant, in which event the same shall be removed from the premises by Tenant prior to the expiration of the lease, at Tenant's expense. Nothing in this Article shall be construed to give Owner title to or to prevent Tenant's removal of trade fixtures, moveable office furniture and equipment, but upon removal of any such from the premises or upon removal of other installations as may be required by Owner, Tenant shall immediately and at its expense, repair and restore the premises to the condition existing prior to installation and repair any damage to the demised premises or the building due to such removal. All property permitted or required to be removed, by Tenant at the end of the term remaining in the premises after Tenant's removal shall be deemed abandoned and may, at the election of Owner, either be retained as Owner's property or may be removed from the premises by Owner, at Tenant's expense.

Maintenance and Repairs:

4. Tenant shall, throughout the term of this lease, take good care of the demised premises and the fixtures and appurtenances therein. Tenant shall be responsible for all damage or injury to the demised premises or any other part of the building and the systems and equipment thereof, whether requiring structural or nonstructural repairs caused by or resulting from carelessness, omission, neglect or improper conduct of Tenant, Tenant's subtenants, agents, employees, invitees or licensees, or which arise out of any work, labor, service or equipment done for or supplied to Tenant or any subtenant or arising out of the installation, use or operation of the property or equipment of Tenant or any subtenant. Tenant shall also repair all damage to the building and the demised premises caused by the moving of Tenant's fixtures, furniture and equipment. Tenant shall promptly make, at Tenant's expense, all repairs in and to the demised premises for which Tenant is responsible, using only the contractor for the trade or trades in question, selected from a list of at least two contractors per trade submitted by Owner. Any other repairs in or to the building or the facilities and systems thereof for which Tenant is responsible shall be performed by Owner at the Tenant's expense. Owner shall maintain in good working order and repair the exterior and the structural portions of the building, including the structural portions of its demised premises, and the public portions of the building interior and the building plumbing, electrical, heating and ventilating systems (to the extent such systems presently exist) serving the demised premises. Tenant agrees to give prompt notice of any defective condition in the premises for which Owner may be responsible hereunder. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or others making repairs, alterations, additions or improvements in or to any portion of the building or the demised premises or in and to the fixtures, appurtenances or equipment thereof. It is specifically agreed that Tenant shall not be entitled to any setoff or reduction of rent by reason of any failure of Owner to comply with the covenants of this or any other article of this Lease. Tenant agrees that Tenant's sole remedy at law in such instance will be by way of an auction for damages for breach of contract. The provisions of this Article 4 shall not apply in the case of fire or other casualty which are dealt with in Article 9 hereof.

Window Cleaning:

5. Tenant will not clean nor require, permit, suffer or allow any window in the demised premises to be cleaned from the outside in violation of Section 202 of the Labor Law or any other applicable law or of the Rules of the Board of Standards and Appeals, or of any other Board or body having or assessing jurisdiction.

Requirements of Law, Fire Insurance, Floor Loads:

6. Prior to the commencement of the lease term, if Tenant is then in possession, and at all times thereafter, Tenant, at Tenant's sole cost and expense, shall promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters, Insurance Services Office, or any similar body which shall impose any violation, order or duty upon Owner or Tenant with respect to the demised premises, whether or not arising out of Tenant's use or manner of use thereof, (including Tenant's permitted use) or, with respect to the building if arising out of Tenant's
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use or manner of use of the premises or the building (including the use permitted under the lease). Nothing herein shall require Tenant to make structural repairs or alterations unless Tenant has, by its manner of use of the demised premises or method of operation therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto. Tenant may, after securing Owner to Owner's satisfaction against all damages, interest, penalties and expenses, including, but not limited to, reasonable attorney's fees, by cash deposit or by surety bond in an amount and in a company satisfactory to Owner, contest and appeal any such laws, ordinances, orders, rules, regulations or requirements provided same is done with all reasonable promptness and provided such appeal shall not subject Owner to prosecution for a criminal offense or constitute a default under any lease or mortgage under which Owner may be obligated, or cause the demised premises or any part thereof to be condemned or vacated. Tenant shall not do or permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Owner with respect to the demised premises or the building of which the demised premises form a part, or which shall or might subject Owner to any liability or responsibility to any person or for property damage. Tenant shall not keep anything in the demised premises except as now or hereafter permitted by the Fire Department, Board of Fire Underwriters, Fire Insurance Rating Organization or other authority having jurisdiction, and then only in such manner and such quantity so as not to increase the rate for fire insurance applicable to the building, nor use the premises in a manner which will increase the insurance rate for the building or any property located therein over that in effect prior to the commencement of Tenant's occupancy. Tenant shall pay all costs, expenses, fines, penalties, or damages, which may be imposed upon Owner by reason of Tenant's failure to comply with the provisions of this article and if by reason of such failure the fire insurance rate shall, at the beginning of this lease or at any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Owner, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Owner which shall have been charged because of such failure by Tenant. In any action or proceeding wherein Owner and Tenant are parties, a schedule or "make-up" of rate for the building or demised premises issued by the New York Fire Insurance Exchange, or other body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rates then applicable to said premises. Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Owner reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant, at Tenant's expense, in settings sufficient, in Owner's judgement, to absorb and prevent vibration, noise and annoyance.

Subordination:

7. This lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which demised premises are a part and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument of subordination shall be required by any ground or underlying lessor or by any mortgagee, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination, Tenant shall from time to time execute promptly any certificate that Owner may request.

Property -- Loss, Damage, Reimbursement, Indemnity:

8. Owner or its agents shall not be liable for any damage to property of Tenant or of others entrusted to employees of the building, nor for loss of or damage to any property of Tenant by theft or otherwise, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by or due to the negligence of Owner, its agents, servants or employees. Owner or its agents will not be liable for any such damage caused by other tenants or persons in, upon or about said building or caused by operations in construction of any private, public or quasi public work.
If at any time any windows of the demised premises are temporarily closed, darkened or bricked up (or permanently closed, darkened or bricked up, if required by law) for any reason whatsoever including, but not limited to Owner's own acts, Owner shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor abatement or diminution of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction. Tenant shall indemnify and save harmless Owner against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Owner shall not be reimbursed by insurance, including reasonable attorney's fees, paid, suffered or incurred as a result of any breach by Tenant, Tenant's agents, contractors, employees, invitees, or licensees, of any covenant or condition of this lease, or the carelessness, negligence or improper conduct of the Tenant, Tenant's agents, contractors, employees, invitees or licensees. Tenant's liability under this lease extends to the acts and omissions of any sub-tenant, and any agent, contractor, employee, invitee or licensee of any sub-tenant. In case any action or proceeding is brought against Owner by reason of any such claim, Tenant, upon written notice from Owner, will, at Tenant's expense, resist or defend such action or proceeding by counsel approved by Owner in writing, such approval not to be unreasonably withheld.

Destruction, Fire and Other Casualty:

9. (a) If the demised premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Owner and this lease shall continue in full force and effect except as hereinafter set forth.
(b) If the demised premises are partially damaged or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by and at the expense of the Owner and the rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the premises which is usable.
(c) If the demised premises are totally damaged or rendered wholly unusable by fire or other casualty, then the rent shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the premises shall have been repaired and restored by Owner, subject to Owner's right to elect not to restore the same as hereinafter provided. (d) If the demised premises are rendered wholly unusable or (whether or not the demised premises are damaged in whole or in part) if the building shall be so damaged that Owner shall decide to demolish it or to rebuild it, then, in any of such events, Owner may elect to terminate this lease by written notice to Tenant, given within 90 days after such fire or casualty, specifying a date for the expiration of the lease, which date shall not be more than 60 days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease and Tenant shall forthwith quit, surrender and vacate the premises without prejudice however, to Landlord's rights and remedies against Tenant under the lease provision in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Owner shall serve a termination notice as provided for herein, Owner shall make the repairs and restorations under the conditions of (b) and (c) hereof, with all reasonable expedition, subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Owner's control. After any such casualty, Tenant shall cooperate with Owner's restoration by removing from the premises as promptly as reasonably possible, all of Tenant's salvageable inventory and moveable equipment, furniture, and other property. Tenant's liability for rent shall resume five (5) days after written notice from Owner that the premises are substantially ready for Tenant's occupancy. (e) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law, Owner and Tenant each hereby releases and waives all right of recovery against the other or any one claiming through or under each of them by way of subrogation or otherwise. The foregoing release and waiver shall be in force only if both releasors' insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance. If, and to the extent, that such waiver can be obtained only by the payment of additional premiums, then the party benefitting from the waiver shall pay such premium within ten days after written demand or shall be deemed to have agreed that the party obtaining insurance coverage shall be free of any further obligation under the provisions hereof with respect to waiver of subrogation. Tenant acknowledges that Owner will not carry insurance on Tenant's furniture and/or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant and agrees that Owner will not be obligated to repair any damages thereto or replace the same. (f) Tenant hereby waives the provisions of Section 227 of the Real Property Law and agrees that the provision of this lease shall govern and control in lieu thereof.

Eminent Domain:

10. If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired term of said lease and assigns to Owner, Tenant's entire interest in any such award.

Assignment, Mortgage, Etc.:

11. Tenant, for itself, its heirs, distributees, executors, administrators, legal representative, successors and assigns, expressly covenants that it shall not assign, mortgage or encumber this agreement, nor underlet, or sublet or permit the demised premises or any part thereof to be used by others, without the prior written consent of Owner in each instance. Transfer of the majority of the stock of a corporate Tenant shall be deemed an assignment. If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Owner may, after default by Tenant, collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Owner to an assignment or underletting shall not in any wise be construed to relieve Tenant from obtaining the express consent in writing of Owner to any further assignment or underletting.

Electric Current: [GRAPHIC OMITTED]

12. Rates and conditions in respect to submetering or rent inclusion, as the case may be, to be added in RIDER attached hereto. Tenant covenants and agrees that at all times its use of electric current shall not exceed the capacity of existing feeders to the building or the risers or wiring installation and Tenant may not use any electrical equipment which, in Owner's opinion, reasonably exercised, will overload such installations or interfere with the use thereof by other tenants of the building. The change at any time of the character of electric service shall in no wise make Owner liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain.

Access to Premises:

13. Owner or Owner's agents shall have the right (but shall not be obligated) to enter the demised premises in an emergency at any time, and, at other reasonable times, to examine the same and to make such repairs, replacements and improvements as Owner may deem necessary and reasonably desirable to the demised premises or to any other portion of the building or which Owner may elect to perform. Tenant shall permit Owner to use and maintain and replace pipes and conduits in and through the demised premises and to erect new pipes and conduits therein provided they are concealed within the walls, floor, or ceiling. Owner may, during the progress of any work on the demised premises, take all necessary materials and equipment into said premises without the same constituting an eviction nor shall the Tenant be entitled to any abatement of rent while such work is in progress nor to any damages by reason of loss or interruption of business or otherwise. Throughout the term hereof Owner shall have the right to enter the demised premises at reasonable hours for the purpose of showing the

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[GRAPHIC OMITTED] Rider to be added if necessary.

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same to prospective purchasers or mortgagees of the building, and during the last six months of the term for the purpose of showing the same to prospective tenants. If Tenant is not present to open and permit an entry into the premises, Owner or Owner's agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly and provided reasonable care is exercised to safeguard Tenant's property, such entry shall not render Owner or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected. If during the last month of the term Tenant shall have removed all or substantially all of Tenant's property therefrom Owner may immediately enter, alter, renovate or redecorate the demised premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation and such act shall have no effect on this lease or Tenant's obligations hereunder.

Vault, Vault Space, Area:

14. No Vaults, vault space or area, whether or not enclosed or covered, not within the property line of the building is leased hereunder, anything contained in or indicated on any sketch, blue print or plan, or anything contained elsewhere in this lease to the contrary notwithstanding. Owner makes no representation as to the location of the property line of the building. All vaults and vault space and all such areas not within the property line of the building, which Tenant may be permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility, Owner shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any tax, fee or charge of municipal authorities for such vault or area shall be paid by Tenant.

Occupancy:

15. Tenant will not at any time use or occupy the demised premises in violation of the certificate of occupancy issued for the building of which the demised premises are a part. Tenant has inspected the premises and accepts them as is, subject to the riders annexed hereto with respect to Owner's work, if any. In any event, Owner makes no representation as to the condition of the premises and Tenant agrees to accept the same subject to violations, whether or not of record.

Bankruptcy:

16. (a) Anything elsewhere in this lease to the contrary notwithstanding, this lease may be cancelled by Owner by the sending of a written notice to Tenant within a reasonable time after the happening of any one or more of the following events: (1) the commencement of a case in bankruptcy or under the laws of any state naming Tenant as the debtor; or (2) the making by Tenant of an assignment or any other arrangement for the benefit of creditors under any state statute. Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of court, shall thereafter be entitled to possession of the premises demised but shall forthwith quit and surrender the premises. If this lease shall be assigned in accordance with its terms, the provisions of this
Article 16 shall be applicable only to the party then owning Tenant's interest in this lease.

            (b) it is stipulated and agreed that in the event of the termination of this lease pursuant to (a) hereof, Owner shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rent reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four percent (4%) per annum. If such premises or any part thereof be relet by the Owner for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such reletting shall be deemed to be the fair and reasonable rental value for the part or the whole of the premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the Owner to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

Default:

17. (1) If Tenant defaults in fulfilling any of the covenants of this lease other than the covenants for the payment of rent or additional rent; or if the demised premises become vacant or deserted; or if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the demised premises shall be taken or occupied by someone other than Tenant; or if this lease be rejected under section 235 of Title 11 of the U.S. Code (bankruptcy code); or if Tenant shall fail to move into or take possession of the premises within fifteen (15) days after the commencement of the term of this lease, then, in any one or more of such events, upon Owner serving a written five (5) days notice upon Tenant specifying the nature of said default and upon the expiration of said five (5) days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within said five (5) day period, and if Tenant shall not have diligently commenced curing such default within such five (5) day period, and shall not thereafter with reasonable diligence and in good faith, proceed to remedy or cure such default, then Owner may serve a written three (3) days' notice of cancellation of this lease upon Tenant, and upon the expiration of said three (3) days this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such three (3) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof and Tenant shall then quit and surrender the demised premises to Owner but Tenant shall remain liable as hereinafter provided.

            (2) If the notice provided for in (1) hereof shall have been given, and the term shall expire as aforesaid; or if Tenant shall make default in the payment of the rent reserved herein or any item of additional rent herein mentioned or any part of either or in making any other payment herein required; then and in any of such events Owner may without notice, re-enter the demised premises either by force or otherwise, and dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of demised premises and remove their effects and hold the premises as if this lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end. If Tenant shall make default hereunder prior to the date fixed as the commencement of any renewal or extension of this lease, Owner may cancel and terminate such renewal or extension agreement by written notice.

Remedies of Owner and Waiver of Redemption:

18. In case of any such default, re-entry, expiration and/or dispossess by summary proceedings or otherwise, (a) the rent shall become due thereupon and be paid up to the time of such re-entry, disposses and/or expiration, (b) Owner may re-let the premises or any part or parts thereof, either in the name of Owner or otherwise, for a term or terms, which may at Owner's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease and may grant concessions or free rent or charge a higher rental than that in this lease, and/or (c) Tenant or the legal representatives of Tenant shall also pay Owner as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between the rent hereby reserved and/or covenanted to be paid and the net amount, if any, of the rents collected on account of the lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Owner to re-let the premises or any part or parts thereof shall not release or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such expenses as Owner may incur in connection with re-letting, such as legal expenses, reasonable attorneys' fees, brokerage, advertising and for keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Owner to collect the deficiency for any subsequent month by a similar proceeding. Owner, in putting the demised premises in good order or preparing the same for re-rental may, at Owner's option, make such alterations, repairs, replacements, and/or decorations in the demised premises as Owner, in Owner's sole judgement, considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Owner shall in no event be liable in any way whatsoever for failure to re-let the demised premises or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rents collected over the sums payable by Tenant to Owner hereunder. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Owner shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy, shall not preclude Owner from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Owner obtaining possession of demised premises, by reason of the violation by Tenant of any of the covenants and conditions of this lease, or otherwise.

Fees and Expenses:

19. If Tenant shall default in the observance of performance of any term or covenant on Tenant's part to be observed or performed under or by virtue of any of the terms or provisions in any article of this lease, then, unless otherwise provided elsewhere in this lease, Owner may immediately or at any time thereafter and without notice perform the obligation of Tenant thereunder. If Owner, in connection with the foregoing or in connection with any default by Tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited to attorneys' fees, in instituting, prosecuting or defending any action or proceeding, then Tenant will reimburse Owner for such sums so paid or obligations incurred with interest and costs. The foregoing expenses incurred by reason of Tenant's default shall be deemed to be additional rent hereunder and shall be paid by Tenant to Owner within five (5) days of rendition of any bill or statement to Tenant therefor. If Tenant's lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by Owner, as damages.

Building Alterations and Management:

20. Owner shall have the right at any time without the same constituting an eviction and without incurring liability to Tenant therefor to change the arrangement and/or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets or other public parts of the building and to change the name, number or designation by which the building may be known. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or other Tenants making any repairs in the building or any such alterations, additions, and improvements. Furthermore, Tenant shall not have any claim against Owner by reason of Owner's imposition of such controls of the manner of access to the building by Tenant's social or business visitors as the Owner may deem necessary for the security of the building and its occupants.

No Representations by Owner:

21. Neither Owner nor Owner's agents have made any representations or promises with respect to the physical condition of the building, the land upon which it is erected or the demised premises, the rents, leases, expenses of operation or any other matter or thing affecting or related to the premises except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition and agrees to take the same "as is" and acknowledges that the taking of possession of the demised premises by Tenant shall be conclusive evidence that the said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken, except as to latent defects. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Owner and Tenant and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

End of Term:

22. Upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender to Owner the demised premises, broom clean, in good order and condition, ordinary wear and damages which Tenant is not required to repair as provided elsewhere in this lease excepted, and Tenant shall remove all its property. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this Lease or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday unless it be a legal holiday in which case it shall expire at noon on the preceding business day.

Quiet Enjoyment:

23. Owner covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of this lease including, but not limited to, Article 31 hereof and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

Failure to Give Possession:

24. If Owner is unable to give possession of the demised premises on the date of the commencement of the term hereof, because of the holding-over or retention of possession of any tenant, undertenant or occupants or if the demised premises are located in a building being constructed, because such building has not been sufficiently completed to make the premises ready for occupancy or because of the fact that a certificate of occupancy has not been procured or for any other reason, Owner shall not be subject to any liability for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any wise to extend the term of this lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for Owner's inability to obtain possession) until after Owner shall have given Tenant written notice that the premises are substantially ready for Tenant's occupancy. If permission is given to Tenant to enter into the possession of the demised premises or to occupy premises other than the demised premises prior to the date specified as the commencement of the term of this lease, Tenant covenants and agrees that such occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease, except as to the covenant to pay the rent. The provisions of this article are intended to constitute "an express provision to the contrary" within the meaning of Section 223-a of the New York Real Property Law.

No Waiver:

25. The failure of Owner to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this lease or of any of the Rules or Regulations, set forth or hereafter adopted by Owner, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Owner of rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach and no provision of this lease shall be deemed to have been waived by Owner unless such waiver be in writing signed by Owner. No payment by Tenant or receipt by Owner of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner's right to recover the balance of such rent or pursue any other remedy in this lease provided. No act or thing done by Owner or Owner's agents during the term hereby demised shall be deemed an acceptance of a surrender of said premises, and no agreement to accept such surrender shall be valid unless in writing signed by Owner. No employee of Owner or Owner's agent shall have any power to accept the keys of said premises prior to the termination of the lease and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the premises.

Waiver of Trial by Jury:

26. It is mutually agreed by and between Owner and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Owner and Tenant, Tenant's use of or occupancy of said premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Owner commences any summary proceeding for possession of the premises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding including a counterclaim under Article 4.

Inability to Perform:

27. This Lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no wise be affected, impaired or excused because Owner is unable to fulfill any of its obligations under this lease or to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repair, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Owner is prevented or delayed from so doing by reason of strike or labor troubles or any cause whatsoever including, but not limited to, government preemption in connection with a National Emergency or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions of supply and demand which have been or are affected by war or other emergency.

Bills and Notices:

28. Except as otherwise in this lease provided, a bill, statement, notice or communication which Owner may desire or be required to give to Tenant, shall be deemed sufficiently given or rendered if, in writing, delivered to Tenant personally or sent by registered or certified mail addressed to Tenant at the building of which the demised premises form a part or at the last known residence address or business address of Tenant or left at any of the aforesaid premises addressed to Tenant, and the time of the rendition of such bill or statement and of the giving of such notice or communication shall be deemed to be the time when the same is delivered to Tenant, mailed, or left at the premises as herein provided. Any notice by Tenant to Owner must be served by registered or certified mail addressed to Owner at the address first hereinabove given or at such other address as Owner shall designate by written notice.

Services Provided by Owners:

29. As long as Tenant is not in default under any of the covenants of this lease, Owner shall provide: (a) necessary elevator facilities on business days from 8 a.m. to 6 p.m. and on Saturdays from 8 a.m. to 1 p.m. and have one elevator subject to call at all other times; (b) heat to the demised premises when and as required by law, on business days from 8 a.m. to 6 p.m. and on Saturdays from 8 a.m. to 1 p.m.; (c) water for ordinary lavatory purposes, but if Tenant uses or consumes water for any other purposes or in unusual quantities (of which fact Owner shall be the sole judge), Owner may install a water meter at Tenant's expense which Tenant shall thereafter maintain at Tenant's expense in good working order and repair to register such water consumption and Tenant shall pay for water consumed as shown on said meter as additional rent as and when bills are rendered; (d) cleaning service for the demised premises on business days at Owner's expense provided that the same are kept in order by Tenant. If, however, said premises are to be kept clean by Tenant, it shall be done at Tenant's sole expense, in a manner reasonably satisfactory to Owner and no one other than persons approved by Owner shall be permitted to enter said premises or the building of which they are a part for such purpose. Tenant shall pay Owner the cost of removal of any of Tenant's refuse and rubbish from the building; (e) If the demised premises are serviced by Owner's air conditioning/cooling and ventilating system, air conditioning/cooling will be furnished to tenant from May 15th through September 30th on business days (Monday through Fridays, holidays excepted) from 8:00 a.m. to 6:00 p.m., and ventilation will be furnished on business days during the aforesaid hours except when air conditioning/cooling is being furnished as aforesaid. If Tenant requires air conditioning/cooling or ventilation for more extended hours, or on Saturdays, Sundays or on holidays, as defined under Owner's contract with Operating Engineers Local 94-94A, Owner will furnish the same at Tenant's expense. [GRAPHIC OMITTED] RIDER to be added in respect to rates and conditions for such additional service; (f) Owner reserves the right to stop services of the heating, elevators, plumbing, air-conditioning, power systems or cleaning or other services, if any, when necessary by reason of accident or for repairs, alterations, replacements or improvements necessary or desirable in the judgment of Owner for as long as may be reasonably required by reason thereof. If the building of which the demised premises are a part supplies manually-operated elevator service, Owner at any time may substitute automatic-control elevator service and upon ten days' written notice to Tenant, proceed with alterations necessary therefor without in any wise affecting this lease or the obligation of Tenant hereunder. The same shall be done with a minimum of inconvenience to Tenant and Owner shall pursue the alteration with due diligence.

Captions:

30. The Captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this lease nor the intent of any provisions thereof.

Definitions:

31. The term "office" or "offices", wherever used in this lease, shall not be construed to mean premises used as a store or stores, for the sale or display, at any time, of goods, wares or merchandise of any kind, or as a restaurant, shop, booth, bootblack or other stand, barber shop or for other similar purposes or for manufacturing. The term "Owner" means a landlord or lessor, and as used in this lease means only the owner, or the mortgagee in possession, for the time being of the land and building (or the owner of a lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales of said land and building or of said lease, or in the event of a lease of said building, or of the land and building, the said Owner shall be and hereby is entirely freed and relieved of all covenants and obligations of Owner hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, at any such sale, or the said lessee of the building, or of the land and building, that the purchaser or the lessee of the building has assigned and agreed to carry out any and all covenants and obligations of Owner, hereunder. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning. The term "business days" as used in this lease shall exclude Saturdays (except such portion thereof as is covered by specific hours in Article 29 hereof), Sundays and all days as observed by the State or Federal Government as legal holidays and those designated as holidays by the applicable building service union employees service contract or by the applicable Operating Engineers contract with respect to HVAC service.

----------
[GRAPHIC OMITTED] Rider to be added if necessary.

Adjacent Excavation-Shoring:

32. If an excavation shall be made upon land adjacent to the demised premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building of which demised premises form a part from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Owner, or diminution or abatement of rent.

Rules and Regulations:

33. Tenant and Tenant's servants, employees, agents, visitors, and licensees shall observe faithfully, and comply strictly with, the Rules and Regulations and such other and further reasonable Rules and Regulations as Owner or Owner's agents may from time to time adopt. Notice of any additional rules or regulations shall be given in such manner as Owner may elect. In case Tenant disputes the reasonableness of any additional Rule or Regulation hereafter made or adopted by Owner or Owner's agents, the parties hereto agree to submit the question of the reasonableness of such Rule or Regulation for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice, in writing upon Owner within ten (10) days after the giving of notice thereof. Nothing in this lease contained shall be construed to impose upon Owner any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant and Owner shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licenses.

Security: [GRAPHIC OMITTED]

34. Tenant has deposited with Owner the sum of $18,000.00 as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this lease; it is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this lease, including, but not limited to, the payment of rent and additional rent, Owner may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which Tenant is in default or for any sum which Owner may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this lease, including but not limited to, any damages or deficiency in the re-letting of the premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Owner. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, the security shall be returned to Tenant after the date fixed as the end of the Lease and after delivery of entire possession of the demised premises to Owner. In the event of a sale of the land and building or leasing of the building, of which the demised premises form a part, Owner shall have the right to transfer the security to the vendee or lessee and Owner shall thereupon be released by Tenant from all liability for the return of such security; and Tenant agrees to look to the new Owner solely for the return of said security, and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Owner. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Owner nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

Estoppel Certificate:

35. Tenant, at any time, and from time to time, upon at least 10 days' prior notice by Owner, shall execute, acknowledge and deliver to Owner, and/or to any other person, firm or corporation specified by Owner, a statement certifying that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the dates to which the rent and additional rent have been paid, and stating whether or not there exists any default by Owner under this Lease, and, if so, specifying each such default.

Successors and Assigns:

36. The covenants, conditions and agreements contained in this lease shall bind and inure to the benefit of Owner and Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this lease, their assigns.

----------
[GRAPHIC OMITTED] Space to be filled in or deleted.

In Witness Whereof, Owner and Tenant have respectively signed and sealed this lease as of the day and year first above written.

                                        SILK & HALPERN REALTY ASSOCIATES, INC.

Witness for Owner:                      ........................................
                                        By: Richard Halpern


 .....................................   .....................................
                                        SKYAUCTION.COM, INC.


Witness for Tenant:                     ........................................
                                        By: Michael N. Hering


/s/ Nancy J. Thompson
 .....................................   ........................................


                                ACKNOWLEDGEMENTS

CORPORATE OWNER
STATE OF NEW YORK,      ss.:
County of

      On this        day of                          , 19        , before me
personally came                                     , to me known, who being by
me duly sworn, did depose and say that he resides in
                                                          ; that he is the
                                of                                      the
corporation described in and which executed the foregoing instrument, as OWNER; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

                               .................................................

INDIVIDUAL OWNER
STATE OF NEW YORK,      ss.:
County of

      On this        day of                          , 19        , before me
personally came                                     , to be known and known to
me to be the individual                                described in and who, as
OWNER, executed the foregoing instrument and acknowledged to me that he executed the same.

                               .................................................

CORPORATE TENANT
STATE OF NEW YORK,      ss.:
County of

      On this        day of                          , 19        , before me
personally came                                     , to me known, who being by
me duly sworn, did depose and say that he resides in
                                                          ; that he is the
                                of                                      the
corporation described in and which executed the foregoing instrument, as TENANT; that he knows the seal of said corporation; the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

                               .................................................

INDIVIDUAL TENANT
STATE OF NEW YORK,      ss.:
County of

      On this        day of                          , 19        , before me
personally came                                     , to be known and known to
me to be the individual                                described in and who, as
TENANT, executed the foregoing instrument and acknowledged to me that he executed the same.

                               .................................................

      FOR VALUE RECEIVED, and in consideration for, and as an inducement to Owner making the within lease with Tenant, the undersigned guarantees to Owner, Owner's successors and assigns, the full performance and observance of all the covenants, conditions and agreements, therein provided to be performed and observed by Tenant, including the "Rules and Regulations" as therein provided, without requiring any notice of non-payment, non-performance, or non-observance, or proof, or notice, or demand, whereby to charge the undersigned therefor, all of which the undersigned hereby expressly waives and expressly agrees that the validity of this agreement and the obligations of the guarantor hereunder shall in no wise be terminated, affected or impaired by reason of the assertion by Owner against Tenant of any of the rights or remedies reserved to Owner pursuant to the provisions of the within lease. The undersigned further covenants and agrees that this guaranty shall remain and continue in full force and effect as to any renewal, modification or extension of this lease and during any period when Tenant is occupying the premises as a "statutory tenant." As a further inducement to Owner to make this lease and in consideration thereof, Owner and the undersigned covenant and agree that in any action or proceeding brought by either Owner or the undersigned against the other on any matters whatsoever arising out of, under, or by virtue of the terms of this lease or of this guarantee that Owner and the undersigned shall and do hereby waive trial by jury.

Dated:.......................................................... 19 ............

 ................................................................................
Guarantor

 ................................................................................
Witness

 ................................................................................
Guarantor's Residence

 ................................................................................
Business Address

 ................................................................................
Firm Name

STATE OF NEW YORK      }    ss.

COUNTY OF              }

On this                         day of                           , 19     ,
before me personally came ................................................... to me known and known to me to be the individual described in, and who executed the foregoing Guaranty and acknowledged to me that he executed the same.

                   .............................................................
                                             Notary

           [GRAPHIC OMITTED] IMPORTANT - PLEASE READ [GRAPHIC OMITTED]

                      RULES AND REGULATIONS ATTACHED TO AND
                            MADE A PART OF THIS LEASE
                         IN ACCORDANCE WITH ARTICLE 33.

1. The sidewalks, entrances, driveways, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by any Tenant or used for any purpose other than for ingress or egress from the demised premises and for delivery of merchandise and equipment in a prompt and efficient manner using elevators and passageways designated for such delivery by Owner. There shall not be used in any space, or in the public hall of the building, either by any Tenant or by jobbers or others in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and sideguards. If said premises are situated on the ground floor of the building, Tenant thereof shall further, at Tenant's expense, keep the sidewalk and curb in front of said premises clean and free from ice, snow, dirt and rubbish.

2. The water and wash closets and plumbing fixtures shall not be used for any purposes other than those for which they were designed or constructed and no sweepings, rubbish, rags, acids or other substances shall be deposited therein, and the expense of any breakage, stoppage, or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose clerks, agents, employees or visitors, shall have caused it.

3. No carpet, rug or other article shall be hung or shaken out of any window of the building; and no Tenant shall sweep or throw or permit to be swept or thrown from the demised premises any dirt or other substances into any of the corridors or halls, elevators, or out of the doors or windows or stairways of the building and Tenant shall not use, keep, or permit to be used or kept any foul or noxious gas or substance in the demised premises, or permit or suffer the demised premises to be occupied or used in a manner offensive or objectionable to Owner or other occupants of the building by reason of noise, odors, and/or vibrations, or interfere in any way with other Tenants or those having business therein, nor shall any animals, or birds be kept in or about the building. Smoking or carrying lighted cigars or cigarettes in the elevators of the building is prohibited.

4. No awnings or other projections shall be attached to the outside walls of the building without the prior written consent of Owner.

5. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any Tenant on any part of the outside of the demised premises or the building or on the inside of the demised premise if the same is visible from the outside of the premises without the prior written consent of Owner, except that the name of Tenant may appear on the entrance door of the premises. In the event of the violation of the foregoing by any Tenant, Owner may remove same without any liability, and may charge the expense incurred by such removal to Tenant or Tenants violating this rule. Interior signs on doors and directory tablet shall be inscribed, painted or affixed for each Tenant by Owner at the expense of such Tenant, and shall be of a size, color and style acceptable to Owner.

6. No Tenant shall mark, paint, drill into, or in any way deface any part of the demised premises or the building of which they form a part. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Owner, and as Owner may direct. No Tenant shall lay linoleum, or other similar floor covering, so that the same shall come in direct contact with the floor of the demised premises, and, if linoleum or other similar floor covering is desired to be used an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

7. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any Tenant, nor shall any changes be made in existing locks or mechanism thereof. Each Tenant must, upon the termination of his Tenancy, restore to Owner all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, such Tenant, and in the event of the loss of any key, so furnished, such Tenant shall pay to Owner the cost thereof.

8. Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the premises only on the freight elevators and through the service entrances and corridors, and only during hours and in a manner approved by Owner. Owner reserves the right to inspect all freight to be brought into the building and to exclude from the building all freight which violates any of these Rules and Regulations of the lease of which these Rules and Regulations are a part.

9. Canvassing, soliciting and peddling in the building is prohibited and each Tenant shall cooperate to prevent the same.

10. Owner reserves the right to exclude from the building between the hours of 6 P.M. and 8 A.M. and at all hours on Sundays, and legal holidays all persons who do not present a pass to the building signed by Owner. Owner will furnish passes to persons for whom any Tenant requests same in writing. Each Tenant shall be responsible for all persons for whom he requests such pass and shall be liable to Owner for all acts of such persons.

11. Owner shall have the right to prohibit any advertising by any Tenant which in Owner's opinion, tends to impair the reputation of the building or its desirability as a building for offices, and upon written notice from Owner, Tenant shall refrain from or discontinued such advertising.

12. Tenant shall not bring or permit to be brought or kept in or on the demised premises, any inflammable, combustible or explosive fluid, material, chemical or substance, or cause or permit any odors of cooking or other processes, or any unusual or other objectionable odors to permeate in or emanate from the demised premises.

13. If the building contains central air conditioning and ventilation, Tenant agrees to keep all windows closed at all times and to abide by all rules and regulations issued by Owner with respect to such services. If Tenant requires air conditioning or ventilation after the usual hours, Tenant shall give notice in writing to the building superintendent prior to 3:00 P.M. in the case of services required on week days, and prior to 3:00 P.M. on the day prior in case of after hours service required on weekends or on holidays.

14. Tenant shall not move any safe, heavy machinery, heavy equipment, bulky matter, or fixtures into or out of the building without Owner's prior written consent. If such safe, machinery, equipment, bulky matter or fixtures requires special handling, all work in connection therewith shall comply with the Administrative Code of the City of New York and all other laws and regulations applicable thereto and shall be done during such hours as Owner may designate.

Address   Room 1001
          501 Madison Avenue
          New York, New York

Premises

================================================================================
SILK & HALPERN REALTY ASSOCIATES, INC.

                                       TO

SKYAUCTION.COM, INC.

================================================================================
                                STANDARD FORM OF

                              [SEAL] OFFICE [SEAL]
                                     LEASE

                     The Real Estate Board of New York, Inc.
                    (C) Copyright 1983. All rights Reserved.
                  Reproduction in whole or in part prohibited.
================================================================================

Dated March       19 2000

Rent per Year

Set forth in paragraph 37 of the Rider attached

Rent per Month

Set forth in paragraph 37 of the Rider attached

Term  Four (4) Years, Ten (10) months
From  March 15, 2000
To

Drawn by ..............................Checked by...............................

Entered by.............................Approved by..............................

================================================================================

                                  LEASE RIDER

DATE OF LEASE:      March   , 2000
LANDLORD:           SILK & HALPERN REALTY ASSOCIATES, INC.
TENANT:             SKYAUCTION.COM, INC.
PREMISES:           501 Madison Avenue
                    Room 1001
                    New York, New York



37. RENT Tenant shall pay the following rent in advance on the first day of each month in equal monthly installments without necessity of demand by Landlord:

         EIGHTY THOUSAND ($80,000.00) Dollars per annum for the period commencing March 15, 2000 to and including December 31, 2004, inclusive ($6,666.67 per month).


38. ACCIDENTS Tenant shall promptly notify Landlord in writing upon learning of any accident in or about the premises. Such notice shall not be deemed to imply liability by Tenant or Landlord relating to such accident.


39. ACT OF GOD, ETC. Landlord shall not be deemed in default in performing any obligations hereunder whose performance is prevented or delayed, retarded or hindered by Act of God, fire, earthquake, floods, explosion, action of the elements, war, hostilities, invasion, insurrection, riot, mob violence, sabotage, inability to procure or general shortage of labor equipment, facilities, materials or supplies in the open market, failure of transportation, strikes, lockouts, action of labor unions, condemnation, requisition, laws, orders of government or civil or military or naval authorities, or any other cause whether similar or dissimilar to the foregoing not within the reasonable control of Landlord.


40. ADDITIONAL RENT Within fifteen (15) days after Landlord renders any statement for additional rent, including but not limited to real estate taxes, labor and/or operating expenses, Tenant shall pay such additional rent. On the first day of each month following rendition of each such statement Tenant shall pay Landlord 1/12th of the increase shown in such statement on account of potential increases in the year following the year covered by such statement. Such sum shall be added to each monthly installment of fixed rent until rendition of the next succeeding Landlord's statement and shall be collectible in the same manner as fixed rent. Following each Landlord's statement of additional rent a reconciliation shall be made as follows: Tenant shall be debited with any increase shown on such Landlord's statement and credited with the aggregate amount, if any, paid by Tenant in accordance with this paragraph on account of the potential increase in question. Tenant shall pay any net debit balance to Landlord within fifteen (15) days next following Landlord's rendition of an invoice therefor. Any credit balance shall be applied against the next accruing monthly installments of fixed rent unless this Lease shall have terminated and, in such case, Landlord shall immediately pay such credit to Tenant.


41. AIR CONDITIONING Tenant shall utilize the air conditioning system presently existing and servicing the demised premises for air conditioning the demised premises. Landlord will deliver same to Tenant in working order. Landlord will repair and maintain the aforesaid air conditioning.

         Tenant shall be required to pay for any and all electricity required for the operation of such air conditioning system in the demised premises, the cost of which is initially included in the rent-inclusion charge set forth in the Electricity Rent Inclusion Rider. Title to the aforesaid air-conditioning system, including replacements, if any, shall be and remain with Landlord at all times.

         No diminution or abatement of rent or additional rent or other compensation or claim of constructive eviction shall or will be claimed by Tenant as a result of any interruption, suspension or curtailment of the air-conditioning system, nor shall this lease or any of the obligations of Tenant be affected or reduced by reason of such interruption, suspension or curtailment.

         Tenant shall have the right to install a supplemental air cooled air conditioning unit(s) in the Premises provided that plans for said supplemental air conditioning (the "SHVAC") are approved by Landlord in accordance with the terms of this Lease. In connection with the installation of the SHVAC, Tenant shall at its sole cost and expense, install such equipment as Landlord shall reasonably require in order to permit Landlord to measure Tenant's usage of the SHVAC, and shall maintain and repair any SHVAC system installed by Tenant.


42. "AS IS" Except to the extent expressly set forth in paragraph 53 of this Lease, Tenant warrants and represents that there are no expressed or implied warranties, representations, promises, or agreements on the part of Landlord or Landlord's agent with reference to the condition or usability of the demised premises, the equipment therein, the building of which the premises form a part, or the suitability of the premises for use by Tenant. Except as herein specifically set forth in paragraph 53, Landlord shall not be required to furnish, render, or supply any work, labor, services, materials, fixtures, furniture, equipment, improvement, or decoration to make the demised premises ready or suitable for Tenant's occupancy, or to repair, renovate, restore, or redecorate the demised premises at any time during the term of this Lease and Tenant accepts the premises "as is". Neither
Landlord nor Landlord's agent has made any representations or promises with respect to the permitted use of the premises for the purposes intended by Tenant.


43. ASSIGNMENT AND SUBLETTING

         (A) Supplementing Article 11 hereof, Tenant, if it requests Landlord's consent to an assignment of the lease or a subletting of any part of the demised premises, shall submit to Landlord the name of the proposed assignee or subtenant and such information as to its financial responsibility and standing as Landlord may reasonably require. Upon the receipt of such request and information from Tenant, Landlord shall have an option, to be exercised in writing within thirty (30) days after such receipt, to cancel and terminate the lease, if the request is to assign the lease or to sublet all of the demised premises or, if the request is to sublet a portion of the demised premises only, to cancel and terminate the lease with respect to such portion, in each case as of the date set forth in Landlord's notice of exercise of such option, which shall be not less than thirty (30) nor more than ninety (90) days following the service of such notice.

         (B) In the event Landlord shall exercise such option, Tenant shall surrender possession of the entire demised premises, or the portion which is the subject of the option, as the case may be, on the date set forth in such notice in accordance with the provisions of this Lease relating to surrender of the demised premises at the expiration of the term. If the Lease shall be canceled as to a portion of the demised premises only, the rent payable by Tenant under this lease shall be abated proportionately according to the ratio that the number of square feet in the portion of the space surrendered bears to the square feet in the entire premises. Landlord's sole determination of the square footage of the entire premises and the reasonable proportion of the space surrendered with respect thereto shall be binding and final.

         (C) In the event that Landlord shall not exercise the option to cancel the lease as above provided within thirty (30) days after the receipt of Tenant's written request, then Landlord's consent to such request shall not be unreasonably withheld. In no event shall any assignment or subletting to which Landlord may have consented release or relieve Tenant from its obligations fully to perform all of the terms, covenants and conditions of the Lease on its part to be performed.

44. BINDING CLAUSE Until Landlord executes and delivers this Lease to Tenant Landlord shall not be bound by it nor shall Tenant have any rights hereunder and submission of this Lease to Tenant shall not be construed as an offer.


45. BROKER Tenant represents and warrants that the only agents or brokers with whom Tenant dealt in connection with the premises and/or the building and/or the negotiation or consummation of this Lease is Richard T. Halpern, Ltd. and that Tenant did not deal or negotiate with any other agents or brokers. Tenant covenants and agrees to pay, indemnify, and hold Landlord harmless from and against any and all claims for commissions, charges, and other compensation made by any other agent or agents and/or any other broker or brokers based on Tenant's dealings or negotiations with any other agent or agents and/or any other broker or brokers, together with all costs and expenses incurred by Landlord in resisting such claims (including, without limitation, attorneys' fees). Landlord agrees to pay the brokerage commissions to the above brokers pursuant to separate agreement.


46. CERTIFICATION Upon Landlord's request Tenant shall execute and deliver a statement prepared by Landlord certifying that this Lease is in full force and effect and unmodified, or, if modified, that it is in full force and effect as modified and stating the modification(s), certifying the dates to which rent and additional rent are paid, and stating whether to Tenant's knowledge Landlord is in default hereunder, and if so specifying each default and stating whether or not to Tenant's knowledge any event has occurred which, with the giving of notice or passage of time, or both, would constitute a default, and if so specifying each such event.


47. CONDITIONAL LIMITATION

         (A) If in any twelve (12) month period Tenant defaults in paying rent or additional rent (or any part of either) during any two months, whether or not consecutive, and (i) such default continued for more than five (5) days after written notice of such default to Tenant and (ii) in each instance, after expiration of such five (5) day period, Landlord served Tenant with a petition and notice of petition to dispossess Tenant by summary proceedings, then, whether or not such defaults were cured prior to entry of any judgment against Tenant, any further default by Tenant in paying any money due Landlord hereunder which continues for more than five (5) days after Landlord gives written notice of such default shall be deemed deliberate and Landlord may thereafter serve a written three (3) day notice of cancellation of this Lease, and this Lease shall end and expire as fully and completely as if the expiration of such three (3) day period were the day herein definitely fixed for the end and expiration of this Lease and the term thereof and upon expiration of such three (3) day period Tenant shall quit and surrender the demised premises to Landlord, but Tenant shall remain liable as elsewhere provided in this Lease.

         (B) In addition, if Tenant shall have defaulted in the performance of the same or a substantial covenant hereunder, other than a covenant for the payment of rent or additional rent, twice during any consecutive twelve (12) month period and Landlord, in each case, shall have given a default notice in respect of such default, then, regardless whether Tenant shall have cured such defaults within any applicable grace period, if Tenant shall again default in respect of the same or a substantially similar covenant hereunder within a twelve (12) month period after Landlord gave the second such default notice, Landlord, at its option, and without further notice to Tenant or opportunity for Tenant to cure such default, may elect to cancel this lease by serving a written three (3) days' notice of cancellation of this lease and the term hereunder shall end and expire as fully and completely as if the expiration of such three
(3) day period were the day herein definitely fixed for the end and expiration of this lease and the term hereof, and Tenant shall then quit and surrender the demised premises to Landlord, but Tenant shall remain liable as elsewhere provided in this Lease.


48. COUNTERCLAIMS Tenant waives any right to interpose counterclaims or set-offs in any proceeding or action relating hereto, to any renewal, extension, holdover, or modification hereof, to rent, additional rent, charges, or damages hereunder, or to Tenant's use or occupancy of the premises. This clause and the "wavier of jury trial" provision hereof shall survive the expiration or earlier termination of this Lease. Notwithstanding that Silk & Halpern Realty Associates, Inc. is named "Landlord" hereunder "as Agent" Tenant recognizes, accepts, and acknowledges that Tenant is taking possession of the premises under this Lease from Silk & Halpern Realty Associates, Inc. and recognizes and consents to the Landlord/Tenant relationship of Tenant and Silk & Halpern Realty Associates, Inc. for purposes of any notices, actions, or proceedings relating hereto.


49. HOLDING OVER Possession of the premises must be surrendered upon expiration or sooner termination of this Lease. Tenant shall indemnify and save Landlord harmless against all costs, claims, loss, or liability resulting from Tenant's delay in so surrendering the demised premises, including without limitation claims made by any succeeding tenant founded on such delay. Damage to Landlord from such a failure to timely surrender the premises will be extremely substantial, will exceed the rent theretofore payable, and will be impossible of accurate measurement. If Tenant does not surrender possession of the premises on or before the expiration or sooner termination of this Lease Tenant shall pay Landlord as liquidated damages for each month and/or portion thereof during which Tenant holds over three (3) times the average monthly rent and additional rent hereunder during the last six (6) months of the Lease term. This paragraph shall survive the expiration or sooner termination of this Lease.


50. INDEMNIFICATION OF LANDLORD Whether or not joint or concurrent liability may be imposed on Landlord by law, Tenant indemnifies and saves harmless Landlord, any managing agent, fee owner, mortgagee, and/or lessor under any ground or underlying lease and their contractors, agents, officers, employees, licensees, and invitees against any and all judgments, costs, expenses, liabilities (statutory or otherwise), losses, damages, injunctions, suits, actions, fines, penalties, claims, demands of every kind or nature including but not limited to interest, counsel fees and disbursements incurred in the defense of any action or proceeding to which they may be subject or which they may suffer by reason of
(a) breach, violation, or non-performance of any provision of this Lease to be fulfilled, kept, observed, or performed by Tenant; (b) claim for injury to or death of any person(s) (including without limitation Landlord, its agents, contractors, employees, licensees, and invitees) or damage to property (including loss of use thereof) arising in connection with any use or occupancy of the premises made, suffered, or permitted by Tenant; (c) any work, installation, or thing done in, at, or about the premises by or in behalf of Tenant, or appurtenant or adjacent areas thereto prior to, during, or subsequent to the Lease term; (d) any matter or thing growing out of the condition, occupation, maintenance, alterations, repairs, use, or operation of the premises by Tenant; (e) illegal business or conduct, or violation of law or requirement of public authority upon the premises; (f) act, omission, or negligence of Tenant, Tenant's officers, directors, agents, contractors, employees, subtenants, guests, licensees, and/or invitees; (g) Tenant's failure to comply with paragraph 6 hereof; (h) any mechanic's lien, conditional bill of sale, chattel mortgage, security agreement, or security interest filed against equipment in or material used in construction or alteration of the building or any part thereof or improvement thereto if caused by the act or omission of Tenant, its agents, servants, or employees.


51. INSURANCE

         (A) At all times during the Lease term or while Tenant is in possession of the premises Tenant shall maintain a comprehensive policy of general liability insurance written by an insurance company licensed by New York State in amounts no less than One Million Dollars ($1,000,000.00) regarding anyone person, Two Million Dollars ($2,000,000.00) regarding any one accident, and Five Hundred Thousand Dollars ($500,000.00) regarding property damage in which Landlord, Landlord's designees, and Tenant are named insureds. Tenant shall deliver a copy of said policy and certificate of endorsement to Landlord. Tenant's failure to maintain such insurance shall be a material default entitling Landlord to exercise any remedies provided herein.

         (8) Landlord is not obligated to carry insurance on personal property in the premises regardless whether such property be owned by Tenant including but not limited to Tenant's goods, supplies, furnishings, furniture, fixtures, equipment, improvements, betterments, installations, or appurtenances. Tenant waives any right of recovery against Landlord, any managing agent, fee owner, or mortgagee, and their respective officers, directors, agents, contractors, servants, and employees for loss or damage to property to the same extent Tenant's insurer's right of subrogation would be waived if insurance coverage with waiver of subrogation provisions were being maintained by Tenant upon all of such property. The provisions of this paragraph shall apply to each permitted assignee and subtenant occupying any part of the premises.


52. LABOR ESCALATION

         (A) In addition to the additional rent that may be payable by reason of the rider herein for rent escalation based on taxes, Tenant covenants and agrees to pay as additional rent, without set-off or deduction, for each calendar year or portion thereof during the term, a sum keyed to a labor index standard and computed in the manner hereinafter provided, to reflect presently unascertainable increases in other expenses of Landlord in connection with the ownership, operation, and/or maintenance of the land and/or building of which the demised premises form a part. Amounts payable hereunder shall be additional rent due and payable, without set-off or deduction, in advance without proration, except as hereinafter set forth. Any such additional rent payable pursuant to this Article for a partial calendar year at the commencement or at the expiration of the Term shall be adjusted in proportion to the number of days in such partial calendar year during which this Lease is in effect. The obligation of Tenant with respect to any additional rent pursuant to this Article applicable to the last calendar year of the Term shall survive the expiration of the Term.


         (B) Definitions:

         (1) "Labor Rates" - The hourly rate of compensation of porters engaged in the general maintenance and operation of the building, whether employed by Landlord or by an independent contractor with whom Landlord shall have contracted or may hereafter contract for such services, and there shall be included in the determination of such Labor Rates the basic hourly wage of such porters, an allocation for social security taxes, unemployment and disability insurance, taxes, payroll or other taxes imposed upon wages, by law or by any collective bargaining agreement applicable to such porters. If at any time during the Term porters or persons now designated as porters are no longer engaged in the general maintenance and operation of the building or are no longer designated as such, there shall be substituted for the word "porters" appearing in this Article that classification of employee engaged in the general maintenance and operation of the building most nearly comparable to the classification now designated as "porters".


         (2) "Base Date" - March 1, 2000.


         (3) "Computation Date" - Each March 1st during the term subsequent to the Base Date provided, however, if Labor Rates for the Base Date in which any such Computation Date falls are not fixed on or before such Computation Date, then and in that event (a) such Computation Date shall be the first day of the first month following the date on which Landlord or an association representing Landlord or its independent contractor enters into an agreement with the union representing such porters, and (b) Landlord, may at its option, bill Tenant as of any such March 1st in which Labor Rates are not so fixed, on the basis of the Labor Rates then in effect, in an amount on account of the additional rent payable pursuant to this Article, pending adjustment when the Labor Rates are finally established for such calendar year.



         (4) "Tenant's Area" - The parties agree that for the purposes of this Article only, Tenant's Area is 2000 square feet.


         (C) If, on any Computation Date during the Term, Labor Rates , shall be in excess of those in effect on the Base Date, Tenant shall pay for the calendar year in which such Computation Date falls, an amount equal to the product obtained by multiplying Tenant's Area by the number of cents (including any fraction of a cent) of such excess.

         (D) On or after each Computation Date Landlord shall render to Tenant a statement (hereinafter referred to as "Landlord's Labor Statement") containing a computation of any additional rent payable by Tenant by reason of an increase in Labor Rates for the calendar year in which such Computation Date falls. Landlord's failure to render a Landlord's Labor Statement under the provisions of this Article shall not prejudice its right to thereafter render said statement for such calendar year or any subsequent calendar years.

         (E) The amount shown upon any such Landlord's Labor Statement, shall be additional rent and shall be due and payable without set-off or deduction within fifteen (15) days after such Landlord's Labor Statement is rendered.

         (F) The parties acknowledge that the foregoing formula is not intended to bear a direct relationship to increases in Landlord's expenses of ownership, operation, and maintenance of the building, but that such formula is used solely for the parties' convenience. No increases or decreases in Landlord's actual expenses with respect to the building will operate to require Tenant to pay under this Article any different amount of additional rent than that which is required by such formula, and regardless of the amount or existence of any such increases or decreases the parties agree that this Article will apply.


53. LANDLORD'S WORK Landlord will complete the following work in the premises ("Landlord's Work") in accordance with standards established for the building:

         a. paint the demised premises; and

         b. will repair or replace entrance door and deadbolt lock.




54. LATE CHARGE Tenant's agreement to fully and timely pay all installments of rent is a material inducement for Landlord to enter into this Lease. In the event any installment of rent or additional rent remains unpaid for ten (10) days after same becomes due Tenant shall pay a late charge of two cents ($0.02) per dollar on such unpaid installment(s) which sum at Landlord's option may be charged separately or added to the rent due for the next succeeding month.



55. LEASE CONSTRUCTION The va11d1ty, performance, and enforcement of this Lease shall be governed by and construed in accordance with the laws of the State of New York. This Lease shall be construed without regard to any presumption requiring construction against the party causing same to be drafted, and in the event of a conflict between this Rider and the printed form this Rider shall control. Each provision to be performed by Tenant shall be construed as a separate and independent covenant not dependent on any other provision. The invalidity or unenforceability of any provision shall not affect or impair any other provision. If any provision or the application thereto to any person or circumstances shall be invalid or unenforceable, the remainder of this Lease and the application of that provision to other persons or circumstances shall not be affected, but shall be enforced to the extent permitted by law. Any term herein regardless of the number or gender used shall include any other number and/or gender as the context may require.

56. MODIFICATION OF LEASE If a bank, insurance company, or other lending institution requests reasonable modification of this Lease as a condition to granting building financing or refinancing Tenant will not unreasonably withhold, delay, or defer its consent provided such modifications do not increase Tenant's obligations hereunder (except to the extent Tenant may be required to give notices of defaults by Landlord to such lender and/or permit curing of defaults by lender and/or grant additional time for such curing as required for lender to obtain possession of the building) or materially adversely affect Tenant's leasehold interest. In no event shall a requirement that a lender's consent be given to modify, assign, or sublet this Lease be deemed to materially adversely affect Tenant's leasehold interest.



57. PAYMENTS Tenant waives any right to designate the manner of applying its payments, and irrespective of any designation or request by Tenant how Landlord should apply Tenant's payments Landlord may apply such payments to any items Landlord sees fit. The acceptance of payments from any party other than Tenant shall not be deemed a recognition of any sublet or assignment of this Lease regardless of the number of times such payment(s) are made and accepted. For six
(6) months after Tenant's second default in paying rent or additional rent in any calendar year Landlord may require Tenant's payments to be made by certified, bank, or teller's check.

58. PROFESSIONAL FEES Landlord may condition any grant of approval of requested alterations, sublets, or other matters under this Lease upon the Tenant's paying Landlord's attorney, architect, and/or engineer's fee incurred in connection with such request.


59. REAL ESTATE TAXES

         (A) The Tenant agrees to pay as additional rent annually during the term of this lease one and forty-three tenths (1.43%) percent of any increase in Real Estate Taxes (as such term is hereinafter defined) above those for the calendar year 2000. Such additional rent shall be paid when the tax becomes payable within fifteen (15) days after demand therefor by the Landlord and shall be collectible as rent. For the final year of the lease term the Tenant shall be obligated to pay only a pro rata share of such percentage of any such increase in taxes. Tax bills shall be conclusive evidence of the amount of such taxes and shall be used for the calculation of the amounts to be paid by the Tenant.

         (B) The term "Real Estate Taxes" shall mean all the real estate taxes and assessments, special or otherwise, levied, assessed or imposed by Federal, State or Local Governments against or upon the building of which the demised premises form a part and the land upon which it is erected.

         (C) The amount of real estate taxes actually payable by Landlord during the base year shall be used in the computation of the amount of additional rent payable under this paragraph until the amount of real estate taxes payable during the base year be reduced by final determination of legal proceedings, settlement or otherwise. In the event of such reduction, the reduced amount of such taxes shall thereafter determine the amount of additional rent payable by Tenant pursuant to this Rider, the additional rent theretofore paid or payable hereunder shall be recomputed on the basis of such reduction and Tenant shall pay to Landlord as additional rent, within fifteen (15) days after being billed therefor, any deficiency between the amount of such additional rent as theretofore computed and the amount thereof due as the result of such recomputations.



60. REMEDIES Notwithstanding any contrary Lease provision Tenant shall look solely to the interest in the building of Landlord or Landlord's successor for satisfaction of any judgment or judicial process requiring payment of money as a result or negligence, breach of Lease, default, or indebtedness by Landlord or Landlord's successor, or relating to the relationship of Landlord and Tenant, or to the tenancy, use, or occupancy of the premises. No other assets of Landlord's principals, whether disclosed or undisclosed, owned jointly or severally, or directly or indirectly, shall be liable to satisfy such judgments, claims, demands, or indebtedness. Tenant covenants and agrees for itself, its successors, and assigns that no other assets of Landlord, Landlord's successor, or their principals will be subject to lien, levy, execution, or other enforcement procedure in any such event and Tenant shall make no claim against nor seek to impose personal liability upon any individual, general or limited partner of any partnership, or' principal of any firm or corporation that may now or hereafter become Landlord, and if Tenant acquires a lien on such other property or assets Tenant shall promptly release such lien by executing and delivering to Landlord an instrument to that effect prepared by Landlord.


61. SECURITY DEPOSIT. If Landlord uses, applies, or retains all or part of the Lease security, or for any other reason the amount of Lease security on deposit becomes less than the Lease security required hereunder, Tenant shall immediately deposit cash with Landlord equal to such deficiency and Tenant's failure to do so shall constitute a default under this Lease. Landlord, shall place the security deposited by Tenant hereunder in an interest-bearing account, and all interest, except for one (1%) percent per annum of the principal amount of the security deposit (which shall be retained and applied by Landlord as a service charge in connection with the maintenance of the security account) shall be applied to Tenant's account annually.


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



62. SUBORDINATION. ATTORNMENT No prepayment of more than one month's rent shall bind any superior lessor or mortgage holder referred to in paragraph 7 ("superior lessors and/or mortgage holders") unless approved in writing by same. If a superior lessor or mortgage holder succeeds to any of Landlord's interests in the building, or rights hereunder through possession or foreclosure action, delivery of new lease or deed, or otherwise, at such party's ("successor landlord's") election Tenant shall attorn to and recognize such successor landlord as Landlord hereunder and promptly execute and deliver any instrument in recordable form that successor landlord may request to evidence such attornment. The foregoing shall be self-operative. Tenant irrevocably appoints any such successor landlord attorney-in-fact to execute and deliver such instrument for Tenant if Tenant fails to execute same upon request. Tenant waives any right to terminate this Lease or surrender the premises by reason of the institution of proceedings to terminate a superior lease or action to foreclose a superior mortgage. This Lease shall not be affected by any such proceeding or action unless a superior lessor or mortgage holder elects in such proceeding or action to terminate this Lease. Nothing herein shall impair any right, privilege, or option of any superior lessor or mortgage holder.


63. UNREASONABLE WITHHOLDING OF CONSENT If as to any matter this Lease provides that Landlord's approval will not be unreasonably withheld Tenant shall not be entitled to damages for Landlord's withholding or delaying approval, but Tenant's sole remedy shall be an action for injunction or specific performance, the right to money damages or other remedies being specifically waived. If a body having jurisdiction establishes that Landlord was unreasonable, the only effect of such finding shall be that Landlord shall be deemed to have given its approval, but in no such case shall Landlord be liable for money damages.


64. RENT CONCESSION Provided Tenant shall not be in default under any terms or conditions of this Lease, Landlord agrees to give Tenant a rent concession for the months of March 2000 and March 2001. Tenant shall not be required to pay the fixed base monthly rent for March 2000 and March 2001, but shall pay $500.00 on March 1st, 2000 and March 1, 2001 to Landlord for providing electric current to the demised premises during said months.




                                   SILK & HALPERN REALTY ASSOCIATES, INC.

                                   /s/ Richard Halpern
                                   ----------------------------------------
                                   By: Richard Halpern


                                   SKYAUCTION.COM, INC


                                   /s/ Michael N. Hering
                                   ----------------------------------------
                                   By: Michael N. Hering

                                  EXHIBIT "A"



                        ELECTRICITY RENT INCLUSION RIDER

         This RIDER is attached to and form a part of a certain Lease dated
March    , 2000 between SILK & HALPERN REALTY ASSOCIATES, INC., as Agent,
Landlord and SKYAUCTION.COM, INC.

Pursuant to the Lease between the parties hereto, the base rent reserved is the sum of $6666.67 per month. The landlord agrees to furnish the tenant with the free use of electricity, and in consideration therefore, agrees that the rent shall be $7,166.67 per month. It is understood that the electric services are separate and apart from base rent as contained in lease. In the event the landlord's electric rates are increased, that portion of the rent covering electric service will be increased in the same percentage as such increase.

The provisions of the lease require the tenant to first notify the landlord and receive his written permission prior to adding any electrical equipment. The provision as set forth, is to prevent the tenant from possible over-loading of the building's electrical distribution facilities. In no event shall that portion of the rent covering electric service set forth in the first paragraph of this Rider be reduced during the term of the Lease.

The landlord reserves the right to terminate the provisions of this agreement, at any time, ***upon thirty (30) days written notice to the tenant, in which event, the tenant would be required to make application directly to the Electric Utility Company servicing the building for the tenant's entire separate supply of electric current and landlord shall permit its wires and conduits to the extent available, suitable and safely capable to be used for such purpose. The landlord, upon the expiration of the aforesaid thirty (30) days written notice to the tenant, may discontinue furnishing the electric current, in which latter event, this agreement covering the additional services, shall then become inoperative and shall be null and void. In that event, the rent under the lease shall continue as if this agreement had not been entered into.

At any time after tenant is in possession of the demised premises, a reputable electrical consultant selected by Landlord may make a survey of the electrical equipment, usage and powerload to ascertain the electric current consumption and demand in the demised premises on an annual basis and calculate the annual rent increase resulting therefrom on a basis consistent with the basis used by Landlord in establishing that portion of the rent covering electric services in this Electricity Rent Inclusion Rider utilizing charges, taxes, terms and rates as set by Landlord from time to time. If the consultant determines that after the date of such survey ("survey date") there are any material additions to or material increases in (i) the equipment or usage in the demised premises, or
(ii) in the charges, terms and/or rates to Landlord by the public utility corporation supplying electric current to the building, or (iii) in any taxes thereon which Landlord is obligated to pay other than income taxes, or (iv) if Tenant shall regularly remain open for business other than during normal business hours, then, and in any such instance or instances, the annual rent reserved herein shall be further increased in accordance with the provisions of this Article to reflect such additions, increases or additional use as of the effective date thereof. In all matters relating to rent increases resulting from any electrical survey performed for Landlord, the findings of the electrical consultant selected by Landlord shall be conclusive and binding upon the parties, except that, if Tenant does not agree with the findings of Landlord's electrical consultant, the Tenant may, at its own expense, retain its own electrical consultant who may make his own electrical survey in the demised premises, which survey shall be performed and based on the factors set forth above. If, after Tenant's own electrical survey, Tenant still does not agree with the findings of the Landlord's electrical consultant, then Tenant may, within thirty (30) days from the date the Landlord first notified Tenant of the determination of Landlord's electrical consultant, deliver to Landlord a copy of the Tenant's electrical consultant's determination, which determination must show that the findings of the Landlord's electrical consultant are at least five (5%) percent higher than its own (the "Tenant's Determination"). Upon receipt by the Landlord of the Tenant's Determination, if the dispute is not settled within thirty (30) days, the parties may, within sixty (60) days, have their respectively electrical consultants appoint a third (3rd) electrical consultant and such third (3rd) electrical consultant shall make his own electrical survey in the demised premises, which survey shall be performed and based on the factors set forth above. If the two (2) consultants cannot agree on the appointment of a third (3rd) consultant, they shall apply to the American Arbitration Association in New York, New York for the appointment of such third
(3rd) consultant. The decision of the majority of third three (3) electrical consultants shall be binding on the parties. Notwithstanding Tenant's dispute of the correctness of the findings of Landlord's electrical consultant, the Tenant shall, within fifteen (15) days after rendition to Tenant of any statement, pay additional rent in accordance with the provisions of this Rider without prejudice, however, to the Tenant's position. If the dispute shall be determined in Tenant's favor, the Landlord shall forthwith pay to the Tenant the amount of Tenant's overpayment of additional rent resulting from compliance with such statement. The costs of the third (3rd) electrical consultant shall be shared equally.

The provisions of this lease which require the tenant to first notify the landlord and receive his written permission prior to adding any electrical equipment are hereby reaffirmed. The provision as set forth, is to prevent the tenant from possible over-loading of the building' electrical distribution facilities.


Except as hereby expressly modified, a11 of the terms, conditions and covenants of the lease agreement between the parties referred to above, shall remain in full force and effect.





                                   SILK & HALPERN REALTY ASSOCIATES, INC.

                                   /s/ Richard Halpern
                                   ----------------------------------------
                                   By: Richard Halpern


                                   SKYAUCTION.COM, INC


                                   /s/ Michael N. Hering
                                   ----------------------------------------
                                   By: Michael N. Hering


*** Landlord's right to discontinue furnishing electric service to Tenant may be exercised only if Landlord exercises said right with respect to at least 50% of the tenants in the building premises,